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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                 SCHEDULE 14A/A

                                 Amendment No. 1

                                 (RULE 14a-101)
                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement.

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X]  Definitive Proxy Statement.

[ ]  Definitive Additional Materials.

[ ]  Soliciting Material Pursuant to ss. 240.14a-12.


                                DST SYSTEMS, INC.

                (Name of Registrant as Specified in its Charter)
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(k)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule, or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

     This Amendment No. 1 is being filed solely for the purpose of filing the attached electronic notice of electronic access to annual meeting materials being sent solely to holders of DST common stock who are receiving the Company's Annual Report and proxy solicitation materials by means of electronic delivery and (i) are employees of the Company who have email addresses on the Company's email system, or (ii) have expressly consented to receive proxy solicitation materials from the Company by electronic means.


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                                                      [GRAPHIC OMITTED]




          DST Systems, Inc.
          Annual Meeting of Shareholders
          May 9, 2006 at 10:30 a.m.
          333 West 11th St, 3rd Floor
          Kansas City, MO 64102


          Control Number:

          Holder Account Number:

          Proxy Access Number:

          Dear Shareholder:

          Re:

          We are pleased to deliver your proxy statement, annual report and Form 10-K via email and provide you with the opportunity to vote online. The proxy statement, annual report and Form 10-K are now available, and you can now vote your shares for the 2006 Annual Stockholders' Meeting. Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on May 2, 2006.


          To view the 10k, proxy statement and annual report, visit:

          http://www.dstsystems.com/ic/pdf_files/10k_2005-final.pdf
          http://www.dstsystems.com/ic/pdf_files/2006-proxy.pdf
          http://www.dstsystems.com/ic/pdf_files/2005-annreport.pdf

          To cast your vote, please visit www.computershare.com/expressvote and follow the on-screen instructions. You will need the login validation details provided above to access the voting site.

          If you have any questions regarding your account, please call 1-877-282-1168 and we will be pleased to help. Alternatively, you may also submit your questions directly through our secure, online contact form at: www.computershare.com/ContactUs


          Thank you for using our online voting service.


          This email and any files transmitted with it are solely intended for the use of the addressee(s) and may contain information that is confidential and privileged. If you receive this email in error, please advise us by return email immediately. Please also disregard the contents of the email, delete it and destroy any copies immediately. Computershare Limited and its subsidiaries do not accept liability for the consequences of any computer viruses that may be transmitted with this email.

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